UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 13, 2008 (February 13, 2008)

ALFA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11773	63-0838024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama	36191-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                        (334) 288-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 13, 2008, Alfa Corporation (“Alfa Corp.”) issued a press release announcing that it has scheduled March 3, 2008 as the record date and April 15, 2008 as the special meeting date for its stockholders to consider and vote upon a proposal to approve the previously announced Agreement and Plan of Merger, dated as of November 4, 2007.

The press release announcing that Alfa Corp. has scheduled a record date and special meeting date is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release Dated February 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFA CORPORATION

Date February 13, 2008	By:	/s/ Stephen G. Rutledge
Stephen G. Rutledge
Senior Vice President,
Chief Financial Officer and
Chief Investment Officer

3